UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 9, 2025

GE HEALTHCARE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware			001-41528	88-2515116
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street,	Chicago,	IL		60661
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (833) 735-1139

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GEHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

On June 9, 2025, GE HealthCare Technologies Inc. (the “Company”) issued $650,000,000 aggregate principal amount of 4.800% Senior Notes due January 15, 2031 (the “2031 Notes”) and $850,000,000 aggregate principal amount of 5.500% Senior Notes due June 15, 2035 (the “2035 Notes” and, together with the 2031 Notes, the “Notes”) pursuant to its effective shelf registration statement on Form S-3 (File No. 333-280584).

Interest on the 2031 Notes will be payable on January 15 and July 15 of each year, beginning on January 15, 2026, and interest on the 2035 Notes will be payable on June 15 and December 15 of each year, beginning on December 15, 2025. The 2031 Notes will mature on January 15, 2031, and the 2035 Notes will mature on June 15, 2035. The Notes are senior unsecured obligations of the Company and rank equally in right of payment with all of the Company’s other senior unsecured indebtedness, including the Company’s other outstanding senior notes.

The Notes were issued under the indenture, dated as of November 22, 2022 (the “Base Indenture”), as supplemented by the Third Supplemental Indenture, dated as of June 9, 2025 (the “Third Supplemental Indenture”), in each case between the Company and The Bank of New York Mellon, as trustee.

The foregoing description of the Base Indenture, the Third Supplemental Indenture, the 2031 Notes, and the 2035 Notes are summaries and are qualified in their entirety by reference to such documents, which are attached as Exhibits 4.1, 4.2, 4.3, and 4.4 to this Current Report on Form 8-K, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1
Indenture, dated as of November 22, 2022, between the GE HealthCare Technologies Inc. (f/k/a GE HealthCare Holding LLC), as issuer, and The Bank of New York Mellon, as trustee (incorporated by reference to Exhibit 4.1 of General Electric Company’s Current Report on Form 8-K filed with the SEC on November 23, 2022).

4.2	Third Supplemental Indenture, dated as of June 9, 2025, between GE HealthCare Technologies Inc. and The Bank of New York Mellon, as trustee.
4.3	Form of the Company’s 4.800% Senior Note due 2031 (incorporated by reference to Exhibit A of Exhibit 4.2 hereof).
4.4	Form of the Company’s 5.500% Senior Note due 2035 (incorporated by reference to Exhibit B of Exhibit 4.2 hereof).
5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated June 9, 2025.
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GE HealthCare Technologies Inc.
(Registrant)

Date: June 9, 2025	/s/ Frank R. Jimenez
Frank R. Jimenez, General Counsel and Corporate Secretary (authorized signatory)